FOURTH AMENDMENT TO
                              MANAGEMENT AGREEMENT
                        (AL II - 14 Operating Facilities)
                                     (GMAC)



     This Fourth Amendment to Management Agreement (this "Amendment") is made effective this 30th day of June, 2003, by and among Emeritus Management LLC, a Washington limited liability company ("Emeritus Management"), Emeritus Management I LP, a Washington Corporation ("Emeritus"), AL Investors II LLC, a Delaware limited liability company ("AL Investors II"), for itself and as sole managing member or sole managing member of the general partner of each of the Facility Entities set forth on Exhibit A to the AL II Management Agreement
(GMAC) (as amended and as hereinafter defined) which own a Facility other than a Refinanced Facility.

                                    Recitals
                                    --------

A. Emeritus Management, Texas Manager, Emeritus, AL Investors II, ESC I, L.P., a Washington limited partnership ("ESC"), ESC G.P. I, Inc., a Washington corporation ("ESCGP"), and Emeritus Properties, I, Inc., a Washington corporation ("EPI") entered into that certain Management Agreement with Option to Purchase (AL II - 14 Operating Facilities), dated March 26, 1999, which was thereafter amended by (1) Amendment to Management Agreement (AL II - 14 Operating Facilities), dated March 27, 2000 (the "First Amendment"), pursuant to which the Refinanced Facilities (as defined therein) were deleted, and were included instead in that certain Management Agreement with Option to Purchase (Teachers), dated March 27, 2000 (the "ALII Management Agreement (Teachers)"),
(2) by Second Amendment to Management Agreement dated March 22, 2001 (the "Second Amendment"), and (3) Third Amendment to Management Agreement (the "Third Amendment") as so segregated and amended, the "AL II Management Agreement
(GMAC)", ESC, ESCGP and EPI have ceased to be Managers under the AL II Management Agreement (GMAC).

B. The Senior Lender has agreed to extend the term of the Senior Loan from June 30, 2003 to October 1, 2003 and AL Investors II and Manager wish to extend the term of the AL II Management Agreement (GMAC) until October 1, 2003 as set forth herein.

     NOW, THEREFORE, in consideration of Ten and No/100 dollars, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.     Definitions.  All  terms  capitalized  herein  but not defined shall have
       ------------
meanings  given  them  in  the  AL  II  Management  Agreement  (GMAC).

2.     Extension  of  Management  Agreement.  Section  2.3 as added by the Third
       -------------------------------------
Amendment is hereby amended to replace the date "June 30, 2003" in the first paragraph with date "October 1, 2003" with the intent that the Extension Period as defined therein shall expire on October 1, 2003 rather than June 30, 2003. The Second paragraph of Section 2.3 is deleted.

3.     Costs  and  Expenses.  AL  Investors  II  shall pay for all closing costs
       ---------------------
related to extending the Senior Loan to October 1, 2003, including, without limitation, all costs and fees incurred by the Senior Lender, title insurance fees, and UCC search costs.

4.     Ratification.  The  AL  Management  Agreement  (GMAC),  as amended by the
       -------------
Agreement,  is  hereby  ratified  and  confirmed.

5.     Understandings  and  Agreements.  This  Amendment,  together  with  the
       --------------------------------
Management Agreement, constitutes all of the understandings and agreements between the parties with respect to the management of the Facilities.

6.     Headings.  The headings contained herein are for convenience of reference
       ---------
only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

7. Applicable Law. This Agreement shall be construed and interpreted and be governed by the laws of the State of Washington.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first above written.

EMERITUS  MANAGEMENT
--------------------
EMERITUS  MANAGEMENT  LLC,
A  Washington  limited  liability  company

By:     Emeritus  Corporation,
     a  Washington  corporation

     By:   /s/  Raymond  R.  Brandstrom
         ------------------------------
     Name:    Raymond  R.  Brandstrom
     Title:      Vice  President  of  Finance





EMERITUS  MANAGEMENT  I  LP
---------------------------

EMERITUS  MANAGEMENT  I  LP,
A  Washington  limited  partnership

By:     EM  I,  LLC,  a  Washington  limited  liability  company

     By:  Emeritus  Corporation,  a  Washington  corporation

     By:   /s/  Raymond  R.  Brandstrom
         ------------------------------
     Name:    Raymond  R.  Brandstrom
     Title:      Vice  President  of  Finance

EMERITUS
--------

EMERITUS  CORPORATION,  a  Washington  corporation

By:   /s/  Raymond  R.  Brandstrom
    ------------------------------
Name:    Raymond  R.  Brandstrom
Title:      Vice  President  of  Finance

AL  INVESTORS
-------------

AL INVESTORS LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Owners, or in the case where the Owner is a limited partnership, as sole managing member on behalf of the general partner thereof

By:   /s/  Norman  L.  Brenden
    --------------------------
Name:    Norman  L.  Brenden
Title:      Manager

The undersigned lenders in connection with the Senior Loan and the Junior Loan have executed this Agreement for the sole purpose of consenting to the foregoing Amendment.


GMAC  Commercial  Mortgage  Corporation,
A  California  corporation

By:
Name:
Title:


Senior  Housing  Partners  I,  L.P.,
A  Delaware  limited  partnership

By:   /s/  Noah  R.  Levy
    ---------------------
Name:    Noah  R.  Levy
Title:      Vice  President

The undersigned has executed this Agreement for the sole purpose of (i) acknowledging and consenting to the foregoing Amendment, (ii) ratifying that certain Guaranty of Management Agreement (AL II - 14 Operating Facilities) dated March 26, 1999, given by Emeritus in favor of AL Investors II and the Facility Entities, as amended by Amendment and Ratification of Guaranty of Management Agreement dated March 27, 2000, by Second Amendment and Ratification or Guaranty of Management Agreement dated March 22, 2001 and by the Third Amendment (the "Guaranty"), and (iii) confirming and agreeing that foregoing Amendment does not alter, modify, amend or waive any terms contained in the Guaranty.





EMERITUS  CORPORATION,  a  Washington  corporation

By:   /s/  Raymond  R.  Brandstrom
    ------------------------------
Name:    Raymond  R.  Brandstrom
Title:      Vice  President  of  Finance